SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 27, 2015


                        GLOBAL EQUITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                      000-54557                 27-3986073
(State or other jurisdiction         (Commission             (I.R.S. Employer
    of incorporation)                File Number)         Identification Number)

               X3 Jumeirah Bay, Office 3305, Jumeirah Lake Towers
                                   Dubai, UAE
               (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: +971 (0) 42767576

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement  communication pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))
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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On August 27, 2015, Peter J. Smith, our Chief Executive Officer, converted $323,186.51 of debt owed to him by the Company into 128,375,973 restricted shares of common stock. The converted debt was comprised of $168,827.14 principal of promissory notes and $48,303.41 in accrued interest, plus
$106,055.96 in accrued salary. The conversion price was $.002518 per share, which equated to 50% of the average closing price of our common stock for the prior 20 trading days. This conversion price was approved by the Company's Board of Directors on July 29, 2015.

     On August 27, 2015, Enzo Taddei, our Chief Financial Officer, converted $238,447.11 of debt owed to him by the Company into 94,715,835 restricted shares of common stock. The converted debt was comprised of $38,678.98 principal of promissory notes and $25,866.98 in accrued interest, plus $173,901.15 in accrued salary. The conversion price was $.002518 per share, which equated to 50% of the average closing price of our common stock for the prior 20 trading days. This conversion price was approved by the Company's Board of Directors on July 29, 2015.

     On August 27, 2015, Patrick Vivian Dolan, one of our Directors, converted $118,199.32 in accrued salary into 46,951,071 shares of restricted common stock. The conversion price was $.002518 per share, which equated to 50% of the average closing price of our common stock for the prior 20 trading days. This conversion price was approved by the Company's Board of Directors on July 29, 2015.

     As a result of these debt conversions, the Company has a total of 752,383,629 shares of common stock outstanding.

     The above issuances of common stock were issued in reliance on the exemption from registration requirements of the Securities Act of 1933, as amended ("33 Act") provided by Section 4.(a)(2) of the 33 Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2015

                                       GLOBAL EQUITY INTERNATIONAL, INC.


                                       By: /s/ Enzo Taddei
                                          --------------------------------------
                                          Enzo Taddei
                                          Chief Financial Officer

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